SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2004

                                    Citicorp

               (Exact name of registrant as specified in charter)



        Delaware                     1-5738                 06-1515595
 -------------------------       -------------       -----------------------
  (State or other juris-          (Commission             (IRS Employer
 diction of incorporation)        File Number)        Identification Number)


      399 Park Avenue, New York, New York                    10043
    ---------------------------------------                ----------
    (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:(212) 559-1000
       -----------------------------------------------------------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and six-month periods ended June 30, 2004 and June 30, 2003. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated July 15, 2004. That report contains certain additional information about Citicorp's businesses.


CONSOLIDATED STATEMENTS OF INCOME            CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                             Second Quarter           Six Months
                                         -------------------    -------------------
                                             2004     2003 (1)       2004     2003 (1)
                                         -------------------    -------------------

INTEREST REVENUE
Loans, including Fees                    $ 10,803  $ 9,278        $21,578  $18,706
Deposits with Banks                           144      293            350      556
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell         84       73            196      165
Investments, including Dividends            1,387    1,102          2,600    2,306
Trading Account Assets                        498      363            945      731
Loans Held-For-Sale                           199      180            278      437
                                         -------------------    -------------------
                                           13,115   11,289         25,947   22,901
                                         -------------------    -------------------

INTEREST EXPENSE
Deposits                                    2,103    1,852          3,978    3,785
Trading Account Liabilities                    23       12             53       23
Purchased Funds and Other Borrowings          505      421            988      893
Long-Term Debt                              1,080      885          2,001    1,822
                                         -------------------    -------------------
                                            3,711    3,170          7,020    6,523
                                         -------------------    -------------------

NET INTEREST REVENUE                        9,404    8,119         18,927   16,378
                                         -------------------    -------------------

POLICYHOLDER BENEFITS AND CLAIMS              117      148            253      296
PROVISION FOR CREDIT LOSSES                 1,590    2,184          3,820    4,236
                                         -------------------    -------------------
  TOTAL BENEFITS, CLAIMS, AND               1,707    2,332          4,073    4,532
   CREDIT LOSSES                         -------------------    -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES       7,697    5,787         14,854   11,846
                                         -------------------    -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                        3,467    2,787          6,668    5,490
Foreign Exchange                              438      930            930    1,837
Trading Account                               387     (296)           874     (313)
Investment Transactions                       173      128            285      240
Other Revenue                               2,645    1,932          4,269    3,256
                                         -------------------    -------------------
                                            7,110    5,481         13,026   10,510
                                         -------------------    -------------------

OPERATING EXPENSE
Salaries                                    2,898    2,658          5,625    5,247
Employee Benefits                             648      578          1,326    1,157
                                         -------------------   -------------------
  Total Employee-Related Expenses           3,546    3,236          6,951    6,404
Net Premises and Equipment                  1,091      903          2,015    1,777
Restructuring-Related Items                   -         (1)            (3)     (13)
Other Expense                               4,110    2,549          7,021    5,015
                                         -------------------   -------------------
                                            8,747    6,687         15,984   13,183
                                         -------------------   -------------------

INCOME BEFORE INCOME TAXES
  AND MINORITY INTEREST                     6,060   4,581          11,896    9,173
INCOME TAXES                                1,893   1,323           3,723    2,760
MINORITY INTEREST, NET OF INCOME TAXES         39      39             112       77
                                         -------------------   -------------------
NET INCOME                               $  4,128  $3,219         $ 8,061  $ 6,336
                                         ===================   ===================


(1) Reclassified to conform to current period's presentation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             CITICORP
                                             (Registrant)


                                    By:  /s/ William P. Hannon
                                         ---------------------
                                             William P. Hannon
                                             Controller


Dated:  July 15, 2004